                         TERM SHEET DATED June 12, 2000

   Note: The following is a preliminary Term Sheet. All terms and statements are subject to change.

                                 $ [300,000,000]

   --------------------------------------------------------------------------
                      American Business Financial Services
   --------------------------------------------------------------------------

                                     [LOGO]

    -------------------------------------------------------------------------
                        ABFS Mortgage Loan Trust 2000-2
                      Mortgage-Backed Notes, Series 2000-2



                        [LOGO of Prudential Securities]


------------------------------------------------------------------------------
The information provided herein is provided solely to you by Prudential Securities Incorporated ("PSI") as underwriter for the ABFS Mortgage Loan Trust 2000-2 transaction, and not by, or as agent for, American Business Financial Services, Inc. ("ABFS" or the "Company") or any of its affiliates. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Company. PSI makes no representations as to the accuracy of such information provided to it by the Company. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or its officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required, prospectus supplement. The Notes are offered by PSI when, as and if issued, subject to delivery by the Depositor and acceptance by PSI, to prior sale and to withdrawal, cancellation or modification of the offer without notice. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

ABFS Mortgage Loan Trust 2000-2
Mortgage-Backed Notes, Series 2000-2
$[300,000,000]
--------------------------------------------------------------------------------

PRELIMINARY INFORMATION ONLY

Offered Notes

---------------------------------------------------

                               Class A-1 Class A-2
---------------------------------------------------
Amount:                $255,000,000   $45,000,000
---------------------------------------------------
Type:                   Fixed-Rate   Floating-Rate

---------------------------------------------------
Coupon:                   [TBD]%        [TBD]%
---------------------------------------------------
Approx. Price             [TBD]%        [TBD]%
---------------------------------------------------
Yield (%):                [TBD]%        [TBD]%
---------------------------------------------------
Spread (bps):              [TBD]         [TBD]
---------------------------------------------------
Avg Life (To Call):      3.335 yr      3.335 yr
---------------------------------------------------
Avg Life(To Mat):        3.635 yr      3.635 yr
---------------------------------------------------
1st Prin Pymt (To        7/15/2000     7/15/2000
Call):
---------------------------------------------------
Last Prin Pymt (To      10/15/2008    10/15/2008
Call):
---------------------------------------------------
Last Prin Pymt (To       9/15/2017     9/15/2017
Mat):
---------------------------------------------------
Stated Mat:              9/15/2031     9/15/2031
---------------------------------------------------
Expected Settlement:    06/29/2000    06/29/2000
---------------------------------------------------
Payment Delay:            14 Days       0 Days
---------------------------------------------------
Interest Payment          30/360        Act/360
Basis:
---------------------------------------------------
1st Interest Payment    07/15/2000    07/15/2000
Date:
---------------------------------------------------
Dated Date:             06/01/2000    06/29/2000
---------------------------------------------------
Cut-off Date (Close      5/22/2000     5/22/2000
of Business):
---------------------------------------------------
Expected Ratings          Aaa/AAA       Aaa/AAA
(Moody's/S&P):
---------------------------------------------------
Pricing Date:              [TBD]         [TBD]
---------------------------------------------------
Prepayment Speed:         23% HEP       23% HEP
---------------------------------------------------
Collateral Type:        Fixed-Rate    Fixed-Rate
---------------------------------------------------
SMMEA Eligibility:          NO            NO
---------------------------------------------------
Distribution:               DTC           DTC
---------------------------------------------------

THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED]                                          PAGE 2

ABFS Mortgage Loan Trust 2000-2
Mortgage-Backed Notes, Series 2000-2
$[300,000,000]
--------------------------------------------------------------------------------


DESCRIPTION OF NOTES

Title of Securities:    ABFS Mortgage Loan Trust 2000-2, Series 2000-2
                        Class A-1and Class A-2 (the "Class A Notes").

Depositor:              Prudential Securities Secured Financing Corporation.

Servicer:               American Business Credit, Inc,;
                        Upland Mortgage and New Jersey Mortgage and Investment
                        Corp. will act as subservicers.

Originators:            American Business Credit, Inc., Home American
                        Credit, Inc.
                        d/b/a Upland Mortgage and New Jersey Mortgage and
                        Investment Corp. originated or purchased the Mortgage
                        Loans.

Trustee:                The Chase Manhattan Bank.

Aggregate Note Balance: $[300,000,000]

Securities Offered:     100% Ambac-guaranteed notes.

Offering:               Public shelf offering -- a prospectus and prospectus
                        supplement will be distributed after pricing.

Pricing Date:           [TBD]

Investor Settlement Date:
                        [06/29/2000]

Form of Notes:          Book-Entry form, same-day funds through DTC, Euroclear
                        and Clearstream, Luxembourg.

Coupon:                 [TBD]% on Class A-1 Notes
                        One Month LIBOR + [TBD]% on Class A-2 Notes*

                        * Limited to Available Funds Cap

Prepayment Assumption:  23% HEP (2.3% CPR in month 1 with monthly incremental increases of 2.3% CPR until the speed reaches 23% CPR in month 10 based on loan seasoning). This means that seasoned loans will start further up on the prepayment curve.

Payment Date:           The 15th day of each month (or, if any such date is not
                        a business day, the first business day thereafter) commencing in July 2000. The payment delay will be 14 days for the Class A-1 and 0 days for the Class A-2
                        Notes.

Collateral Information: The collateral information presented herein is based on the collateral pool that existed on May 22, 2000, which collateral pool had a balance of $148,221,706.48. The actual collateral will be accumulated before the Settlement Date to reach an expected closing date pool balance of $[227,732,793.53]. The characteristics of such additional collateral are not expected to be materially different from the collateral information presented herein.

THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED]                                          PAGE 3

ABFS Mortgage Loan Trust 2000-2
Mortgage-Backed Notes, Series 2000-2
$[300,000,000]
--------------------------------------------------------------------------------

Pre-funding Account:    On the Settlement Date, an aggregate cash amount (the
                        "Pre-funded Amount"), which will equal approximately
                        $[75,910,931.17 ] will be deposited in the Pre-funding
                        Account. During the period ("the Funding Period") from the Settlement Date until the earlier of: (i) the date on which the amount in the Pre-funding Account is less than $100,000, (ii) the date on which any Servicer default occurs, or (iii) [August 30, 2000], the Pre-funding Amount will remain in the Pre-funding
                        Account. The Pre-funding Account will be reduced during the Funding Period by amounts used to purchase subsequent mortgages in accordance with the Indenture. Any Pre-funded Amount remaining at the end of the Funding Period (net of reinvestment income payable to the Trust Certificateholders) will be distributed pro-rata to the Class A-1 and Class A-2
                        Noteholders on the [September 15, 2000] Payment Date as a partial prepayment of principal on the Notes.

Servicing Fee:          50 basis points.


Class A-1 Interest Accrual Period:
                        With respect to any Payment Date, interest on the Class A-1 will accrue during the prior calendar month and will be calculated based on a 360-day year consisting of twelve 30-day months.

Class A-2 Interest Accrual Period:
                        With respect to the first Payment Date, interest will accrue from the Settlement Date to but excluding the Payment Date in July. In future periods, interest will accrue on the Class A-2 Notes from the preceding Payment Date to but excluding the current Payment Date.

Optional Cleanup Call:  The Servicer may call the Class A Notes on any Payment
                        Date when the aggregate outstanding principal balance of the Class A Notes is less than or equal to 10% of its original principal balance.

Coupon Step-up:         Class A-1 and Class A-2 are priced to call. If the
                        Servicer does not exercise the Cleanup Call, the Coupon on Class A-1 will increase by 50 basis points and the LIBOR Rate on Class A-2 will equal One Month LIBOR + (2 x [TBD]%).

Cashflow Priority:      1)    Repayment of unreimbursed Servicer advances;
                        2)    Servicing fee;
                        3)    Trustee fee;
                        4)    Surety fee;
                        5)    Accrued monthly interest, pro-rata, for the Class
                              A-1 and Class A-2 Noteholders;
                        6)    Monthly principal, pro-rata, to the Class A-1and
                              Class A-2 Noteholders;
                        7)    Repayment of unreimbursed Surety payments;
                        8)    Certain excess cashflow to build
                              overcollateralization ("O/C") for the Notes;
                        9)    To make a pro-rata payment for net mortgage loan
                              interest shortfalls arising due to prepayments in full or application of the Soldiers' and Sailors'
                              Civil Relief Act on the Class A-1 and Class A-2
                              Notes;
                        10)   To pay any outstanding LIBOR Interest
                              Carryforward;
                        11)   Any remaining excess cashflow to the holders of
                              the Trust Certificates.

Note Principal Paydown: All principal collected from the collateral is paid pro-rata to the Class A-1 and Class A-2 Noteholders.



THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED]                                          PAGE 4

ABFS Mortgage Loan Trust 2000-2
Mortgage-Backed Notes, Series 2000-2
$[300,000,000]
--------------------------------------------------------------------------------


Limited Coverage of Interest
to Class A-2 by Note
Insurance Policy:       The Note Insurer will insure payment of
                        Class A-2 interest only up to the Available Funds
                        Cap.

                        The "Available Funds Cap" is a rate equal to the weighted average gross coupon rate on the Mortgage Loans for such Payment Date less the Expense Fee Rate and the Credit Spread Rate.

                        Expense Fee Rate = [0.70875]% for servicing fee, trustee fee and surety fee.
                        Credit Spread Rate = [0.75]% to provide excess spread for building overcollateralization and for covering any losses which may occur.

LIBOR Interest Carryforward:
                        If, on any Payment Date, the amount of interest (calculated at the LIBOR Rate) due to Class A-2 is limited to the Available Funds Cap, it may be repaid as set forth below. The excess of (i) the amount of interest Class A-2 would be entitled to receive on such Payment Date at the then applicable LIBOR Rate over (ii) the amount of accrued interest for such Payment Date at the Available Funds Cap, together with the unpaid portion of any such excess from prior Payment Dates (and interest accrued thereon at the then applicable LIBOR
                        Rate) is referred to as the LIBOR Interest Carryforward. Any LIBOR Interest Carryforward will be paid on such Payment Date in accordance with the Cashflow Priority described above or carried forward to the next Payment Date until paid in accordance with such cashflow priority. The LIBOR Interest Carryforward will not be insured by the Ambac guarantee.




THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED]                                          PAGE 5

ABFS Mortgage Loan Trust 2000-2
Mortgage-Backed Notes, Series 2000-2
$[300,000,000]
--------------------------------------------------------------------------------


CREDIT ENHANCEMENT

Credit Enhancement:     1)    100% wrap from Ambac
                        2)    Overcollateralization
                        3)    Excess monthly cashflow

Note Insurer:           Ambac Assurance Corporation ("Ambac").
                        Ambac's claims-paying ability is rated "Aaa" by Moody's Investors Service and "AAA" by Standard & Poor's Ratings Services.

Note Insurance Policy:  The Note Insurance Policy will provide 100% coverage of timely interest and ultimate principal payments due on the Class A Notes. The Note Insurance Policy does not insure the LIBOR Interest Carryforward amount or net mortgage loan interest shortfalls.

Overcollateralization:  The credit enhancement provisions of the Trust are intended to provide for the acceleration of the Class A Notes relative to the amortization of the collateral, generally in the early years of the transaction. Accelerated amortization is achieved by applying excess interest collected on the collateral to the payment of principal on the Notes, resulting in the build up of overcollateralization ("O/C"). By paying down the principal balance of the Notes faster than the principal amortization of the collateral pool, an overcollateralization amount equal to the excess of the aggregate principal balance of the collateral pool over the principal balance of the Notes is created. Beginning in the first payment date, 100% of the excess cashflow available from the collateral will be directed to build O/C until the collateral pool initially reaches its required O/C target. After the pool initially reaches its required O/C target, the acceleration feature will cease, unless it is once again necessary to maintain its required O/C level. If the required O/C level is not maintained, 100% of the excess cashflow will be applied to build O/C, as necessary, to maintain the required O/C level.

Overcollateralization Levels (Approx.):
                        Initial O/C based on original collateral balance:[1.20%] O/C Target based on original collateral balance: [6.05%] These O/C percentages are subject to step-downs beginning in month [37] if certain tests are met.



THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED]                                          PAGE 6

ABFS Mortgage Loan Trust 2000-2
Mortgage-Backed Notes, Series 2000-2
$[300,000,000]
--------------------------------------------------------------------------------


ERISA Considerations:   The Class A Notes will be ERISA eligible. Investors
                        should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of a Plan's acquisition and ownership of such Notes.

Taxation:               Class A Notes: Debt for tax.  The Notes will be issued
                        by an Owner Trust.

Legal Investment:       None of the Class A Notes will be SMMEA-eligible.

Note Ratings:           Moody's:    "Aaa" for all Class A Notes.
                        S&P:        "AAA" for all Class A Notes.

Prospectus:             The Notes are being offered pursuant to a Prospectus
                        which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Notes and the initial collateral pool is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus.
                        To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Notes may not be consummated unless the purchaser has received the Prospectus.

Further Information:    Trading:    Rob Karr or Chris Skardon at (212) 778-2741,
                        Banking:    Rob DiOrio at (212) 778-4231, Evan Mitnick
                                    at (212) 778-7469, Abner Figueroa at (212)
                                    778-1833 or Kenny Rosenberg at (212)
                                    778-2440.
                        FSG:        Howard Blecher at (212) 778-4429, Wendy
                                    Liu at (212) 778-4876, or Plamen Mitrikov at (212) 778-2612.

Copies of Prospectus:   Please send an e-mail with client's name, address and
                        phone number to Kenny Rosenberg at:
                         KENNETH_C_ROSENBERG@PRUSEC.COM




THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED]                                          PAGE 7

ABFS Mortgage Loan Trust 2000-2
Mortgage-Backed Notes, Series 2000-2
$[300,000,000]
--------------------------------------------------------------------------------


 Projected Available Funds Cap for Class A-2

 GROSS WAC - SERVICING, TRUSTEE & SURETY FEES [70.875] bps - [75] bps CARVE-OUT*

 (Using 30/360 Day Count)

 DATE  COUPON
--------------
07/00   9.577
08/00   9.574
09/00  10.447
10/00  10.447
11/00  10.447
12/00  10.447
01/01  10.447
02/01  10.447
03/01  10.447
04/01  10.447
05/01  10.446
06/01  10.446

07/01  10.446
08/01  10.446
09/01  10.446
10/01  10.445
11/01  10.445
12/01  10.445
01/02  10.445
02/02  10.445
03/02  10.444
04/02  10.444
05/02  10.444
06/02  10.444

07/02  10.444
08/02  10.443
09/02  10.443
10/02  10.443
11/02  10.443
12/02  10.442
01/03  10.442
02/03  10.442
03/03  10.442
04/03  10.442
05/03  10.441
06/03  10.441

07/03  10.441
08/03  10.441
09/03  10.440
10/03  10.440
11/03  10.440
12/03  10.439
01/04  10.439
02/04  10.439
03/04  10.439
04/04  10.438
05/04  10.438
06/04  10.438

07/04  10.437
08/04  10.437
09/04  10.437
10/04  10.437
11/04  10.436
12/04  10.436
01/05  10.436
02/05  10.435
03/05  10.435
04/05  10.435
05/05  10.434
06/05  10.434


THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED]                                          PAGE 8

ABFS Mortgage Loan Trust 2000-2
Mortgage-Backed Notes, Series 2000-2
$[300,000,000]
--------------------------------------------------------------------------------


CURRENT BALANCE: $255,000,000.00                     DATED DATE: 06/01/00
COUPON:  [TBD]                                        FIRST PAYMENT: 07/15/00
ORIGINAL BALANCE: $255,000,000.00                     YIELD TABLE DATE: 06/29/00

                                     abfs002
                             BOND A1 BE-YIELD TABLE
                                PREPAYMENT SPEED
                                  ***TO CALL***



                   15.00%      20.00%      23.00%      30.00%      35.00%
     PRICE            HEP         HEP         HEP         HEP         HEP

     99-24           8.21        8.21        8.20        8.20       8.19
     99-24+          8.20        8.20        8.20        8.19       8.18
     99-25           8.20        8.19        8.19        8.18       8.18
     99-25+          8.20        8.19        8.19        8.18       8.17
     99-26           8.19        8.18        8.18        8.17       8.16
     99-26+          8.19        8.18        8.17        8.16       8.15
     99-27           8.18        8.17        8.17        8.15       8.14
     99-27+          8.18        8.17        8.16        8.15       8.13

     99-28           8.17        8.16        8.16        8.14       8.13
     99-28+          8.17        8.16        8.15        8.13       8.12
     99-29           8.17        8.15        8.14        8.12       8.11
     99-29+          8.16        8.15        8.14        8.12       8.10
     99-30           8.16        8.14        8.13        8.11       8.09
     99-30+          8.15        8.14        8.13        8.10       8.08
     99-31           8.15        8.13        8.12        8.09       8.08
     99-31+          8.14        8.13        8.11        8.09       8.07

    100-00           8.14        8.12        8.11        8.08       8.06
    100-00+          8.13        8.11        8.10        8.07       8.05
    100-01           8.13        8.11        8.10        8.07       8.04
    100-01+          8.13        8.10        8.09        8.06       8.03
    100-02           8.12        8.10        8.08        8.05       8.03
    100-02+          8.12        8.09        8.08        8.04       8.02
    100-03           8.11        8.09        8.07        8.04       8.01
    100-03+          8.11        8.08        8.07        8.03       8.00

    100-04           8.10        8.08        8.06        8.02       7.99
    100-04+          8.10        8.07        8.06        8.01       7.98
    100-05           8.10        8.07        8.05        8.01       7.98
    100-05+          8.09        8.06        8.04        8.00       7.97
    100-06           8.09        8.06        8.04        7.99       7.96
    100-06+          8.08        8.05        8.03        7.99       7.95
    100-07           8.08        8.05        8.03        7.98       7.94
    100-07+          8.07        8.04        8.02        7.97       7.93

First Payment       0.044       0.044       0.044       0.044      0.044
Average Life        4.919       3.805       3.335       2.575      2.201
Last Payment       12.294       9.544       8.294       6.294      5.294




THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED]                                          PAGE 9

ABFS Mortgage Loan Trust 2000-2
Mortgage-Backed Notes, Series 2000-2
$[300,000,000]
--------------------------------------------------------------------------------


CURRENT BALANCE: $45,000,000.00                      DATED DATE: 06/29/00
 CURRENT COUPON:  [TBD]                               FIRST PAYMENT: 07/15/00
 ORIGINAL BALANCE: $45,000,000.00                     YIELD TABLE DATE: 06/29/00
                                    abre002
                     BOND A2 DISCOUNT MARGIN ACT/360 TABLE
                        ASSUMED CONSTANT LIBOR-1M 6.6413
                                  ***TO CALL***


                   15.00%      20.00%      23.00%      30.00%      35.00%
     PRICE            HEP         HEP         HEP         HEP         HEP

     99-24          41.51       42.96       43.86       46.00      47.60
     99-24+         41.10       42.46       43.30       45.31      46.81
     99-25          40.70       41.96       42.75       44.62      46.02
     99-25+         40.29       41.46       42.19       43.93      45.23
     99-26          39.88       40.97       41.64       43.25      44.45
     99-26+         39.47       40.47       41.08       42.56      43.66
     99-27          39.07       39.97       40.53       41.87      42.87
     99-27+         38.66       39.47       39.98       41.18      42.08

     99-28          38.25       38.98       39.42       40.49      41.29
     99-28+         37.85       38.48       38.87       39.81      40.51
     99-29          37.44       37.98       38.32       39.12      39.72
     99-29+         37.03       37.48       37.76       38.43      38.93
     99-30          36.63       36.99       37.21       37.75      38.15
     99-30+         36.22       36.49       36.66       37.06      37.36
     99-31          35.81       35.99       36.11       36.37      36.57
     99-31+         35.41       35.50       35.55       35.69      35.79

    100-00          35.00       35.00       35.00       35.00      35.00
    100-00+         34.59       34.50       34.45       34.31      34.21
    100-01          34.19       34.01       33.90       33.63      33.43
    100-01+         33.78       33.51       33.34       32.94      32.64
    100-02          33.38       33.02       32.79       32.26      31.86
    100-02+         32.97       32.52       32.24       31.57      31.07
    100-03          32.57       32.02       31.69       30.89      30.29
    100-03+         32.16       31.53       31.14       30.20      29.50

    100-04          31.75       31.03       30.59       29.52      28.72
    100-04+         31.35       30.54       30.03       28.83      27.93
    100-05          30.94       30.04       29.48       28.15      27.15
    100-05+         30.54       29.55       28.93       27.46      26.37
    100-06          30.13       29.05       28.38       26.78      25.58
    100-06+         29.73       28.56       27.83       26.10      24.80
    100-07          29.32       28.06       27.28       25.41      24.02
    100-07+         28.92       27.57       26.73       24.73      23.23

First Payment       0.044       0.044       0.044       0.044      0.044
Average Life        4.919       3.805       3.335       2.575      2.201
Last Payment       12.294       9.544       8.294       6.294      5.294



THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED]                                          PAGE 10

ABFS Mortgage Loan Trust 2000-2
Mortgage-Backed Notes, Series 2000-2
$[300,000,000]
--------------------------------------------------------------------------------


COLLATERAL POOL

--------------------------------------------------------------------------------
Cut Off Date                             5/22/00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cut-off Principal Balance:               $148,221,706.48
--------------------------------------------------------------------------------
Number of Loans:                         1,955
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lien Status:                             1st and 2nd Lien Loans
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Aggregate Unpaid Principal Balance:      $148,221,706.48
--------------------------------------------------------------------------------
Aggregate Original Principal Balance:    $148,360,587.20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Weighted Average Gross Coupon:           11.906%
--------------------------------------------------------------------------------
Gross Coupon Range:                      9.250% -  17.250%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Unpaid Principal Balance:        $75,816.73
--------------------------------------------------------------------------------
Average Original Principal Balance:      $75,887.77
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Maximum Unpaid Principal Balance:        $549,940.77
--------------------------------------------------------------------------------
Minimum Unpaid Principal Balance:        $9,805.41
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Maximum Original Principal Balance:      $550,000.00
--------------------------------------------------------------------------------
Minimum Original Principal Balance:      $10,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Weighted Avg. Stated Rem. Term (LPD to
Mat Date):                               253.193
--------------------------------------------------------------------------------
Stated Rem Term Range:                   36.000 -  360.000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Weighted Average Age:                    0.491
--------------------------------------------------------------------------------
Age Range:                               0.000 -    3.000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Weighted Average Original Term:          253.684 (1)
--------------------------------------------------------------------------------
Original Term Range:                     36.000 -  360.000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Weighted Average Combined LTV:           76.546%
--------------------------------------------------------------------------------
Combined LTV Range:                      7.000% - 100.000%
--------------------------------------------------------------------------------

(1) Balloons to balloon term




THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED]                                          PAGE 11

ABFS Mortgage Loan Trust 2000-2
Mortgage-Backed Notes, Series 2000-2
$[300,000,000]
--------------------------------------------------------------------------------



                       GROSS MORTGAGE INTEREST RATE RANGE


                                                                                             Percentage of
                                                                            Aggregate         Cut-Off Date
                  Gross Mortgage                              Number of      Unpaid             Aggregate
                  Interest Rate                               Mortgage      Principal           Principal
                      Range                                     Loans        Balance             Balance

 9.00% less than Gross Coupon less than or equal to  9.25%          3          371,641.67          0.25
 9.25% less than Gross Coupon less than or equal to  9.50%         10        1,073,027.96          0.72
 9.50% less than Gross Coupon less than or equal to  9.75%         16        2,170,012.46          1.46
 9.75% less than Gross Coupon less than or equal to 10.00%         86        8,380,157.37          5.65
10.00% less than Gross Coupon less than or equal to 10.25%         60        5,322,392.16          3.59
10.25% less than Gross Coupon less than or equal to 10.50%        140       11,913,868.02          8.04
10.50% less than Gross Coupon less than or equal to 10.75%        100        9,701,738.32          6.55
10.75% less than Gross Coupon less than or equal to 11.00%        183       17,417,073.26         11.75
11.00% less than Gross Coupon less than or equal to 11.25%        124       10,859,695.01          7.33
11.25% less than Gross Coupon less than or equal to 11.50%        171       13,153,475.07          8.87
11.50% less than Gross Coupon less than or equal to 11.75%        174       12,301,145.48          8.30
11.75% less than Gross Coupon less than or equal to 12.00%        148       10,987,958.08          7.41
12.00% less than Gross Coupon less than or equal to 12.25%         89        5,787,464.77          3.90
12.25% less than Gross Coupon less than or equal to 12.50%         81        5,078,446.20          3.43
12.50% less than Gross Coupon less than or equal to 12.75%         73        3,713,208.78          2.51
12.75% less than Gross Coupon less than or equal to 13.00%         87        4,785,495.83          3.23
13.00% less than Gross Coupon less than or equal to 13.25%         41        1,959,309.13          1.32
13.25% less than Gross Coupon less than or equal to 13.50%         45        1,817,213.58          1.23
13.50% less than Gross Coupon less than or equal to 13.75%         32        1,137,350.37          0.77
13.75% less than Gross Coupon less than or equal to 14.00%         50        2,524,803.98          1.70
14.00% less than Gross Coupon less than or equal to 14.25%         33        1,321,278.17          0.89
14.25% less than Gross Coupon less than or equal to 14.50%         15          746,519.20          0.50
14.50% less than Gross Coupon less than or equal to 14.75%         11          798,381.10          0.54
14.75% less than Gross Coupon less than or equal to 15.00%         12          988,158.65          0.67
15.00% less than Gross Coupon less than or equal to 15.25%         18          787,967.95          0.53
15.50% less than Gross Coupon less than or equal to 15.75%         18        1,291,968.88          0.87
15.75% less than Gross Coupon less than or equal to 16.00%          7          842,566.69          0.57
16.00% less than Gross Coupon less than or equal to 16.25%        123       10,277,388.34          6.93
16.50% less than Gross Coupon less than or equal to 16.75%          1          182,000.00          0.12
16.75% less than Gross Coupon less than or equal to 17.00%          1          105,000.00          0.07
17.00% less than Gross Coupon less than or equal to 17.25%          3          425,000.00          0.29
------------------------------------------------------------------------------------------------------------
Total..........                                                 1,955    $ 148,221,706.48        100.00%
============================================================================================================




THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED]                                          PAGE 12

ABFS Mortgage Loan Trust 2000-2
Mortgage-Backed Notes, Series 2000-2
$[300,000,000]
--------------------------------------------------------------------------------



                                  ORIGINAL TERM


                                                                                     Percentage of
                                                                  Aggregate          Cut-Off Date
                                                     Number of     Unpaid              Aggregate
                                                     Mortgage     Principal            Principal
              Original Term                            Loans       Balance              Balance

 24 less than  Orig. Term less than or equal to  36        2          60,000.00           0.04%
 48 less than  Orig. Term less than or equal to  60       19         679,089.19           0.46%
 60 less than  Orig. Term less than or equal to  72        1           9,805.41           0.01%
 72 less than  Orig. Term less than or equal to  84        9         428,950.74           0.29%
 84 less than  Orig. Term less than or equal to  96        2          65,900.00           0.04%
 96 less than  Orig. Term less than or equal to 108        6         174,617.56           0.12%
108 less than  Orig. Term less than or equal to 120      126       5,869,188.38           3.96%
120 less than  Orig. Term less than or equal to 132        1         103,821.21           0.07%
132 less than  Orig. Term less than or equal to 144        5         303,806.91           0.20%
144 less than  Orig. Term less than or equal to 156        6         169,545.18           0.11%
168 less than  Orig. Term less than or equal to 180      682      47,894,575.39          32.31%
180 less than  Orig. Term less than or equal to 192        1          56,000.00           0.04%
192 less than  Orig. Term less than or equal to 204        1          66,604.53           0.04%
204 less than  Orig. Term less than or equal to 216        6         292,861.97           0.20%
228 less than  Orig. Term less than or equal to 240      562      40,226,877.47          27.14%
240 less than  Orig. Term less than or equal to 252        2          83,800.00           0.06%
288 less than  Orig. Term less than or equal to 300       49       4,835,380.70           3.26%
336 less than  Orig. Term less than or equal to 348        9         893,274.59           0.60%
348 less than  Orig. Term less than or equal to 360      466      46,007,607.25          31.04%
--------------------------------------------------------------------------------------------------
Total............                                      1,955   $ 148,221,706.48         100.00%
==================================================================================================


                       REMAINING MONTHS TO STATED MATURITY


                                                                                    Percentage of
                                                                 Aggregate          Cut-Off Date
                                                   Number of      Unpaid              Aggregate
                                                   Mortgage      Principal            Principal
              Remaining Term                         Loans        Balance              Balance

 24 less than Rem Term less than or equal to  36         2           60,000.00           0.04%
 48 less than Rem Term less than or equal to  60        19          679,089.19           0.46%
 60 less than Rem Term less than or equal to  72         1            9,805.41           0.01%
 72 less than Rem Term less than or equal to  84         9          428,950.74           0.29%
 84 less than Rem Term less than or equal to  96         2           65,900.00           0.04%
 96 less than Rem Term less than or equal to 108         6          174,617.56           0.12%
108 less than Rem Term less than or equal to 120       126        5,869,188.38           3.96%
120 less than Rem Term less than or equal to 132         1          103,821.21           0.07%
132 less than Rem Term less than or equal to 144         5          303,806.91           0.20%
144 less than Rem Term less than or equal to 156         6          169,545.18           0.11%
168 less than Rem Term less than or equal to 180       682       47,894,575.39          32.31%
180 less than Rem Term less than or equal to 192         1           56,000.00           0.04%
192 less than Rem Term less than or equal to 204         1           66,604.53           0.04%
204 less than Rem Term less than or equal to 216         6          292,861.97           0.20%
228 less than Rem Term less than or equal to 240       562       40,226,877.47          27.14%
240 less than Rem Term less than or equal to 252         2           83,800.00           0.06%
288 less than Rem Term less than or equal to 300        49        4,835,380.70           3.26%
336 less than Rem Term less than or equal to 348         9          893,274.59           0.60%
348 less than Rem Term less than or equal to 360       466       46,007,607.25          31.04%
-------------------------------------------------------------------------------------------------
Total............                                    1,955    $ 148,221,706.48         100.00%
=================================================================================================

THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED]                                          PAGE 13

ABFS Mortgage Loan Trust 2000-2
Mortgage-Backed Notes, Series 2000-2
$[300,000,000]
--------------------------------------------------------------------------------

                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS


                                                                                       Percentage of
                                                                        Aggregate      Cut-Off Date
                Original                                 Number of       Unpaid          Aggregate
                  CLTV                                   Mortgage       Principal        Principal
                 Ratio                                     Loans         Balance          Balance

  5.00 less than LTV less than or equal to 10.00               3          150,747.89       0.10
 10.00 less than LTV less than or equal to 15.00               8          218,206.40       0.15
 15.00 less than LTV less than or equal to 20.00               7          241,865.52       0.16
 20.00 less than LTV less than or equal to 25.00              15          610,778.07       0.41
 25.00 less than LTV less than or equal to 30.00              16        1,039,588.24       0.70
 30.00 less than LTV less than or equal to 35.00              15          795,171.06       0.54
 35.00 less than LTV less than or equal to 40.00              23        1,380,879.45       0.93
 40.00 less than LTV less than or equal to 45.00              27        1,407,494.24       0.95
 45.00 less than LTV less than or equal to 50.00              48        3,686,235.25       2.49
 50.00 less than LTV less than or equal to 55.00              48        2,958,608.86       2.00
 55.00 less than LTV less than or equal to 60.00              67        4,898,857.32       3.31
 60.00 less than LTV less than or equal to 65.00             114        8,340,343.97       5.63
 65.00 less than LTV less than or equal to 70.00             164       11,952,879.84       8.06
 70.00 less than LTV less than or equal to 75.00             198       14,387,628.72       9.71
 75.00 less than LTV less than or equal to 80.00             440       36,634,562.27      24.72
 80.00 less than LTV less than or equal to 85.00             369       28,927,633.87      19.52
 85.00 less than LTV less than or equal to 90.00             332       27,339,772.69      18.45
 90.00 less than LTV less than or equal to 95.00              13          935,866.86       0.63
 95.00 less than LTV less than or equal to 100.00             48        2,314,585.96       1.56
------------------------------------------------------------------------------------------------------
Total....................                                  1,955     $148,221,706.48     100.00%
======================================================================================================

THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED]                                          PAGE 14

ABFS Mortgage Loan Trust 2000-2
Mortgage-Backed Notes, Series 2000-2
$[300,000,000]
--------------------------------------------------------------------------------



                         ORIGINAL MORTGAGE LOAN AMOUNTS


                                                                                           Percentage of
                                                                            Aggregate      Cut-Off Date
                    Original                                 Number of       Unpaid          Aggregate
                  Mortgage Loan                              Mortgage       Principal        Principal
                Principal Balance                              Loans         Balance          Balance

     5,000 less than Balance less than or equal to   10,000       3           29,657.90       0.02
    10,000 less than Balance less than or equal to   15,000      27          361,322.04       0.24
    15,000 less than Balance less than or equal to   20,000      52          961,282.39       0.65
    20,000 less than Balance less than or equal to   25,000     119        2,819,361.31       1.90
    25,000 less than Balance less than or equal to   30,000     134        3,792,727.13       2.56
    30,000 less than Balance less than or equal to   35,000     159        5,268,725.84       3.55
    35,000 less than Balance less than or equal to   40,000     128        4,871,359.02       3.29
    40,000 less than Balance less than or equal to   45,000     105        4,504,122.49       3.04
    45,000 less than Balance less than or equal to   50,000     131        6,343,372.82       4.28
    50,000 less than Balance less than or equal to   55,000      89        4,702,303.41       3.17
    55,000 less than Balance less than or equal to   60,000     105        6,085,246.82       4.11
    60,000 less than Balance less than or equal to   65,000      78        4,918,867.40       3.32
    65,000 less than Balance less than or equal to   70,000      67        4,575,115.08       3.09
    70,000 less than Balance less than or equal to   75,000      71        5,178,712.24       3.49
    75,000 less than Balance less than or equal to   80,000      66        5,147,829.04       3.47
    80,000 less than Balance less than or equal to   85,000      56        4,637,692.96       3.13
    85,000 less than Balance less than or equal to   90,000      53        4,663,922.90       3.15
    90,000 less than Balance less than or equal to   95,000      23        2,130,015.37       1.44
    95,000 less than Balance less than or equal to  100,000      52        5,093,332.53       3.44
   100,000 less than Balance less than or equal to  105,000      32        3,304,453.79       2.23
   105,000 less than Balance less than or equal to  110,000      27        2,921,234.32       1.97
   110,000 less than Balance less than or equal to  115,000      28        3,155,625.86       2.13
   115,000 less than Balance less than or equal to  120,000      25        2,949,824.89       1.99
   120,000 less than Balance less than or equal to  125,000      28        3,444,250.72       2.32
   125,000 less than Balance less than or equal to  130,000      15        1,914,493.60       1.29
   130,000 less than Balance less than or equal to  135,000      14        1,854,525.14       1.25
   135,000 less than Balance less than or equal to  140,000      21        2,904,463.95       1.96
   140,000 less than Balance less than or equal to  145,000      15        2,138,256.94       1.44
   145,000 less than Balance less than or equal to  150,000      12        1,774,492.75       1.20
   150,000 less than Balance less than or equal to  200,000     143       25,140,721.27      16.96
   200,000 less than Balance less than or equal to  250,000      43        9,701,581.11       6.55
   250,000 less than Balance less than or equal to  300,000      17        4,590,545.21       3.10
   300,000 less than Balance less than or equal to  350,000       8        2,637,357.70       1.78
   350,000 less than Balance less than or equal to  400,000       6        2,276,469.77       1.54
   400,000 less than Balance less than or equal to  450,000       1          418,500.00       0.28
   450,000 less than Balance less than or equal to  500,000       1          460,000.00       0.31
   500,000 less than Balance less than or equal to  550,000       1          549,940.77       0.37
--------------------------------------------------------------------------------------------------------
Total....................                                     1,955     $148,221,706.48     100.00%
========================================================================================================

THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED]                                          PAGE 15

ABFS Mortgage Loan Trust 2000-2
Mortgage-Backed Notes, Series 2000-2
$[300,000,000]
--------------------------------------------------------------------------------



                          CURRENT MORTGAGE LOAN AMOUNTS

                                                                                            Percentage of
                                                                             Aggregate      Cut-Off Date
                     Current                                  Number of       Unpaid          Aggregate
                  Mortgage Loan                               Mortgage       Principal        Principal
                Principal Balance                               Loans         Balance          Balance

     5,000 less than Balance less than or equal to    10,000       3           29,657.90       0.02
    10,000 less than Balance less than or equal to    15,000      27          361,322.04       0.24
    15,000 less than Balance less than or equal to    20,000      52          961,282.39       0.65
    20,000 less than Balance less than or equal to    25,000     120        2,844,348.95       1.92
    25,000 less than Balance less than or equal to    30,000     133        3,767,739.49       2.54
    30,000 less than Balance less than or equal to    35,000     159        5,268,725.84       3.55
    35,000 less than Balance less than or equal to    40,000     130        4,950,754.00       3.34
    40,000 less than Balance less than or equal to    45,000     103        4,424,727.51       2.99
    45,000 less than Balance less than or equal to    50,000     133        6,442,950.68       4.35
    50,000 less than Balance less than or equal to    55,000      87        4,602,725.55       3.11
    55,000 less than Balance less than or equal to    60,000     105        6,085,246.82       4.11
    60,000 less than Balance less than or equal to    65,000      79        4,983,825.07       3.36
    65,000 less than Balance less than or equal to    70,000      66        4,510,157.41       3.04
    70,000 less than Balance less than or equal to    75,000      71        5,178,712.24       3.49
    75,000 less than Balance less than or equal to    80,000      66        5,147,829.04       3.47
    80,000 less than Balance less than or equal to    85,000      57        4,722,177.50       3.19
    85,000 less than Balance less than or equal to    90,000      52        4,579,438.36       3.09
    90,000 less than Balance less than or equal to    95,000      23        2,130,015.37       1.44
    95,000 less than Balance less than or equal to   100,000      52        5,093,332.53       3.44
   100,000 less than Balance less than or equal to   105,000      32        3,304,453.79       2.23
   105,000 less than Balance less than or equal to   110,000      27        2,921,234.32       1.97
   110,000 less than Balance less than or equal to   115,000      28        3,155,625.86       2.13
   115,000 less than Balance less than or equal to   120,000      25        2,949,824.89       1.99
   120,000 less than Balance less than or equal to   125,000      29        3,569,214.97       2.41
   125,000 less than Balance less than or equal to   130,000      14        1,789,529.35       1.21
   130,000 less than Balance less than or equal to   135,000      14        1,854,525.14       1.25
   135,000 less than Balance less than or equal to   140,000      22        3,044,280.74       2.05
   140,000 less than Balance less than or equal to   145,000      14        1,998,440.15       1.35
   145,000 less than Balance less than or equal to   150,000      12        1,774,492.75       1.20
   150,000 less than Balance less than or equal to   200,000     143       25,140,721.27      16.96
   200,000 less than Balance less than or equal to   250,000      43        9,701,581.11       6.55
   250,000 less than Balance less than or equal to   300,000      17        4,590,545.21       3.10
   300,000 less than Balance less than or equal to   350,000       8        2,637,357.70       1.78
   350,000 less than Balance less than or equal to   400,000       6        2,276,469.77       1.54
   400,000 less than Balance less than or equal to   450,000       1          418,500.00       0.28
   450,000 less than Balance less than or equal to   500,000       1          460,000.00       0.31
   500,000 less than Balance less than or equal to   550,000       1          549,940.77       0.37
--------------------------------------------------------------------------------------------------------
Total....................                                      1,955     $148,221,706.48     100.00%
========================================================================================================

THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED]                                          PAGE 16

ABFS Mortgage Loan Trust 2000-2
Mortgage-Backed Notes, Series 2000-2
$[300,000,000]

--------------------------------------------------------------------------------



               GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
     State             Loans               Balance            Balance

Arizona                    1                  36,685.91         0.02
Arkansas                   1                  90,000.00         0.06
Connecticut               19               1,851,449.91         1.25
Delaware                  24               1,452,779.84         0.98
Dist of Col                2                 157,771.99         0.11
Florida                  198              14,191,565.02         9.57
Georgia                   70               5,565,271.58         3.75
Illinois                  68               6,169,165.87         4.16
Indiana                    7                 339,257.85         0.23
Kentucky                   6                 212,750.43         0.14
Louisiana                  1                  40,000.00         0.03
Maine                      1                  55,000.00         0.04
Maryland                  61               4,548,848.20         3.07
Massachusetts             83               5,919,894.66         3.99
Michigan                  52               3,766,554.67         2.54
Minnesota                  3                 159,700.00         0.11
Mississippi                6                 268,720.76         0.18
Missouri                  23               1,518,113.36         1.02
Nebraska                   1                 117,000.00         0.08
New Hampshire              2                 165,144.04         0.11
New Jersey               257              20,785,961.72        14.02
New York                 495              43,589,421.37        29.41
North Carolina            46               3,165,341.40         2.14
Ohio                     102               5,736,855.37         3.87
Oregon                     1                  76,500.00         0.05
Pennsylvania             287              16,936,201.66        11.43
Rhode Island               9               1,229,877.53         0.83
South Carolina            29               1,969,202.12         1.33
Tennessee                 40               2,788,675.84         1.88
Virginia                  53               4,590,126.48         3.10
Washington                 3                 460,293.74         0.31
West Virginia              1                  46,800.00         0.03
Wisconsin                  3                 220,775.16         0.15
--------------------------------------------------------------------------
Total...............   1,955            $148,221,706.48       100.00%
==========================================================================


THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED]                                          PAGE 17

ABFS Mortgage Loan Trust 2000-2
Mortgage-Backed Notes, Series 2000-2
$[300,000,000]
--------------------------------------------------------------------------------



                              MORTGAGED PROPERTIES

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Mixed Use                         50         5,036,458.17       3.40
PUD                               31         2,813,224.18       1.90
Commercial                        17         1,912,848.09       1.29
Townhouses                       190         9,764,855.85       6.59
2-4 Family                       248        25,870,599.71      17.45
Condominiums                      55         3,065,994.96       2.07
Single Family Detached         1,346        98,094,341.73      66.18
Mobile Home                       15         1,002,233.73       0.68
5+ Family                          3           661,150.06       0.45
--------------------------------------------------------------------------
Total...............           1,955     $ 148,221,706.48     100.00%
==========================================================================




                   LOAN SUMMARY STRATIFIED BY OWNER OCCUPANCY

                                                            Percentage of
                                         Aggregate          Cut-Off Date
                          Number of      Unpaid              Aggregate
                          Mortgage      Principal            Principal
                            Loans        Balance              Balance

Owner Occ.                  1,732      131,651,846.62          88.82
Investor                      167       11,788,706.85           7.95
Vacation/Second Home           15        1,037,654.91           0.70
Commercial                     41        3,743,498.10           2.53
--------------------------------------------------------------------------
Total..................     1,955 $    148,221,706.48         100.00%
==========================================================================




                                  LIEN SUMMARY

                                                          Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                      1,268             113,811,631.33        76.78
2                        687              34,410,075.15        23.22
--------------------------------------------------------------------------
Total...............   1,955            $148,221,706.48       100.00%
==========================================================================


THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED]                                          PAGE 18

ABFS Mortgage Loan Trust 2000-2
Mortgage-Backed Notes, Series 2000-2
$[300,000,000]
--------------------------------------------------------------------------------



                    LOAN SUMMARY STRATIFIED BY AMORTIZATION

                                                            Percentage of
                                           Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    Amortization               Loans       Balance            Balance

Fully Amortizing               1,133    85,629,943.08          57.77
Partially Amortizing             822    62,591,763.40          42.23
--------------------------------------------------------------------------
Total..................        1,955  $148,221,706.48         100.00%
==========================================================================




                             PREPAYMENT PENALTY FLAG

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
Penalty                Loans               Balance            Balance

  N                      261              18,064,940.78        12.19
  Y                     1694             130,156,765.70        87.81
--------------------------------------------------------------------------
Total...............    1955            $148,221,706.48       100.00%
==========================================================================


THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED]                                          PAGE 19